WesBanco Announces First Quarter 2026 Financial Results

Improved net interest margin 22 basis points year-over-year; advanced organic growth with expansion into South Florida

Wheeling, WVa. (April 21, 2026) – WesBanco, Inc. (“WesBanco” or “Company”) (Nasdaq: WSBC), a diversified, multi-state bank holding company, today announced net income and related earnings per share for the three months ended March 31, 2026. Net income available to common shareholders for the first quarter of 2026 was $84.4 million, with diluted earnings per share of $0.88, compared to a loss of $11.5 million and $(0.15) per diluted share, respectively, for the first quarter of 2025. The first quarter of 2025 includes the impact of a day one provision for credit losses and other expenses related to the closing of the Premier Financial Corp. (“PFC”) acquisition on February 28, 2025.

As noted below, WesBanco reported $0.91 of earnings per diluted share, in the first quarter, as compared to $0.66 in the prior year period, when excluding after-tax restructuring and merger-related expenses and after-tax day one provision for credit losses on acquired loans (non-GAAP measures).

	For the Three Months Ended March 31,
	2026		2025
(unaudited, dollars in thousands, except per share amounts)	Net Income	Diluted Earnings Per Share	Net Income	Diluted Earnings Per Share
Net income (loss) available to common shareholders (GAAP)	$84,395	$0.88	$(11,523)	$(0.15)
Add: After-tax restructuring and merger-related expenses(1)	2,933	0.03	15,808	0.21
Add: After-tax day one provision for credit losses on acquired loans	-	-	46,926	0.60
Adjusted net income available to common shareholders (Non-GAAP) (1)	$87,328	$0.91	$51,211	$0.66
(1) See non-GAAP financial measures for additional information relating to the calculation of these items.

Financial and operational highlights for the quarter ended March 31, 2026:

•
Achieved or exceeded year one financial targets outlined in the PFC acquisition model, including a 1.3% return on average assets, 10.7% CET1 ratio, and tangible book value per share of $22.45 (non-GAAP measures)
•
Advanced organic growth model with commercial banking expansion into high-growth South Florida markets
•
Increased net interest margin 22 basis points year-over-year to 3.57%, driven by lower funding costs and higher earning asset yields
•
Improved efficiency ratio nearly 4 percentage points year-over-year to 52.5%, primarily due to expense synergies from the PFC acquisition and the focus on positive operating leverage
•
Executed next phase of financial center optimization with planned closure of 10 financial centers in May 2026
•
Built record commercial loan pipeline totaling $1.6 billion as of March 31, 2026
•
Increased total deposits 1.8% year-over-year on an organic basis to $21.7 billion; flat compared to the fourth quarter
•
Increased total loans 2.2% year-over-year as organic growth more than offset higher commercial real estate (“CRE”) payoffs of $340 million
o
CRE payoffs impacted year-over-year loan growth by 1.4%

“Our first quarter results demonstrate sound fundamentals and the benefits of our disciplined approach to growth and expense management,” said Jeff Jackson, President and Chief Executive Officer, WesBanco. “We continued to drive organic loan and deposit growth, improved our net interest margin and efficiency ratio year-over-year, and exceeded our year one financial targets for the Premier acquisition – underscoring the strength of our operating model and our ability to deliver on strategic commitments. During the quarter, we took additional steps to position the Company for long-term success – expanding our commercial banking presence to high-growth South Florida markets and further optimizing our financial center network to align with customer behavior and drive operating efficiency. We remain focused on disciplined investment and execution to deliver consistent, sustainable value for our shareholders.”

Balance Sheet

WesBanco’s balance sheet, as of March 31, 2026, reflects organic growth and the impact of elevated CRE payoffs. Total assets increased 0.3% year-over-year to $27.5 billion, including total portfolio loans of $19.1 billion and total securities of $4.4 billion. Total portfolio loans increased 2.2% year-over-year due to organic growth of $667 million offset by higher CRE payoffs of $258 million. As anticipated, CRE payoffs continued to remain elevated and totaled approximately $340 million during the first quarter of 2026, consistent with the elevated quarterly levels incurred during the second half of 2025. The commercial loan pipeline has grown 35% since year-end to a record $1.6 billion, as of March 31, 2026, and does not yet include the benefit of the South Florida expansion.

Deposits of $21.7 billion increased 1.8% year-over-year due to organic growth that more than offset the decline in higher cost certificates of deposit. On a sequential quarter basis, total deposits were essentially flat. Total demand deposits represented 50% of total deposits, with the non-interest bearing component representing 24%.

Credit Quality

As of March 31, 2026, credit quality measures have remained low, from a historical perspective, and favorable to all banks with assets between $20 and $50 billion for at least the last 5 quarters. Criticized and classified loans as a percent of total portfolio loans decreased $49 million, or 24 basis points, from the sequential quarter to 2.91%. Non-performing loans increased $53 million sequentially primarily due to three CRE loans across different markets and property types, none of which were office. Net charge-offs for the first quarter were 0.16% of total loans.

The allowance for credit losses to total portfolio loans at March 31, 2026 was 1.10% of total loans, or $210.0 million. The first quarter provision for credit losses was negative primarily due to lower loan balances and higher prepayment speeds. Excluded from the allowance for credit losses and the related coverage ratio is a remaining unaccreted discount on purchased loans from acquisitions representing 1.51% of total portfolio loans.

Net Interest Margin and Income

The first quarter margin of 3.57% improved 22 basis points year-over-year through a combination of lower funding costs and higher securities yields but declined 4 basis points sequentially. This decrease resulted from lower net loan growth, as well as modestly higher seasonal deposit contraction in the first two months of the quarter which fully recovered by March 31, 2026. Deposit funding costs of 235 basis points for the first quarter of 2026 decreased 20 basis points from the prior year period. When including non-interest bearing deposits, deposit funding costs for the first quarter were 177 basis points.

Net interest income for the first quarter of 2026 was $215.4 million, an increase of $56.9 million, or 35.9% year-over-year, reflecting the impact of the benefits from the PFC acquisition, loan growth, higher securities yields, and lower deposit and FHLB borrowing costs.

Non-Interest Income

For the first quarter of 2026, non-interest income of $41.8 million increased $7.2 million, or 20.7%, from the first quarter of 2025 due primarily to the acquisition of PFC on February 28 of last year. Service charges on deposits increased $2.4 million and digital banking fees increased $1.2 million year-over-year due to increased general spending and higher transaction volumes from our larger customer base, as well as organic growth from our treasury management products and services. Reflecting record asset levels, trust fees and net securities brokerage revenue increased $1.7 million and $0.8 million, respectively, due to the addition of PFC wealth clients, market value appreciation, and organic growth. Gross swap fees were $1.2 million in the first quarter, compared to $2.0 million in the prior year period, while fair value adjustments were losses of $0.1 million and $1.0 million, respectively.

Non-Interest Expense

Non-interest expense, excluding restructuring and merger-related costs, for the three months ended March 31, 2026 was $143.0 million, a $29.0 million, or 25.5%, increase year-over-year primarily due to the addition of the PFC expense base, which was only in the WesBanco expense base for one month in the prior year period, but were down as compared to the fourth quarter, reflecting expense management. Salaries and wages of $64.0 million and employee benefits expense of $17.6 million increased due to a full quarter of salaries as compared to the prior year. Amortization of intangible assets of $7.2 million increased $2.9 million year-over-year due to the core deposit intangible asset that was created from the acquisition of PFC. Equipment and software of $15.7 million, consistent with the last several quarters, increased $2.6 million due to the acquisition of PFC. Restructuring and merger-related expenses of $3.7 million are primarily related to costs associated with the 10 financial centers that are planned to close during May.

Capital

WesBanco continues to maintain what we believe are strong regulatory capital ratios, as both consolidated and bank-level regulatory capital ratios are well above the applicable “well-capitalized” standards promulgated by bank regulators and the BASEL III capital standards. At March 31, 2026, Tier I leverage was 9.63%, Tier I risk-based capital ratio was 11.72%, common equity Tier 1 capital ratio (“CET 1”) was 10.67%, and total risk-based capital was 14.19%. In addition, the tangible common equity to tangible assets ratio was 8.37%.

Conference Call and Webcast

WesBanco will host a conference call to discuss the Company's financial results for the first quarter of 2026 at 9:00 a.m. ET on Wednesday, April 22, 2026. Interested parties can access the live webcast of the conference call through the Investor Relations section of the Company's website, www.wesbanco.com. Participants can also listen to the conference call by dialing 888-347-6607, or 1-412-902-4290 for international callers, and asking to be joined into the WesBanco call. Please log in or dial in at least 10 minutes prior to the start time to ensure a connection.

A replay of the conference call will be available by dialing 855-669-9658, or 1-412-317-0088 for international callers, and providing the access code of 4494073. The replay will begin at approximately 11:00 a.m. ET on April 22, 2026, and end at 12 a.m. ET on May 6, 2026. An archive of the webcast will be available for one year on the Investor Relations section of the Company’s website (www.wesbanco.com).

Forward-Looking Statements

Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2025 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Statements in this presentation with respect to the benefits of the merger between WesBanco and Premier, the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco’s 2025 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the SEC.

Non-GAAP Financial Measures

In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

About WesBanco, Inc.

With over 150 years as a community-focused, regional financial services partner, WesBanco Inc. (NASDAQ: WSBC) and its subsidiaries build lasting prosperity through relationships and solutions that empower our customers for success in their financial journeys. Customers across our ten-state footprint choose WesBanco for the comprehensive range and personalized delivery of our retail and commercial banking solutions, as well as trust, brokerage, wealth management and insurance services, all designed to advance their financial goals. Through the strength of our teams, we leverage large bank capabilities and local focus to help make every community we serve a better place for people and businesses to thrive. Headquartered in Wheeling, West Virginia, WesBanco has $27.5 billion in total assets, with our Trust and Investment Services holding $7.8 billion of assets under management and securities account values (including annuities) of $2.6 billion through our broker/dealer, as of March 31, 2026. Learn more at www.wesbanco.com and follow @WesBanco on Facebook, LinkedIn and Instagram.

SOURCE: WesBanco, Inc.

WesBanco Company Contact:

John H. Iannone

Senior Vice President, Investor Relations

304-905-7021

###

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, except shares and per share amounts)

	For the Three Months Ended
STATEMENT OF INCOME	March 31,
	2026	2025	% Change
Interest and dividend income
Loans, including fees	$280,989	$218,409	28.7
Interest and dividends on securities:
Taxable	31,443	22,247	41.3
Tax-exempt	4,824	4,529	6.5
Total interest and dividends on securities	36,267	26,776	35.4
Other interest income	8,368	8,047	4.0
Total interest and dividend income	325,624	253,232	28.6
Interest expense
Interest bearing demand deposits	29,368	29,377	(0.0)
Money market deposits	32,151	21,134	52.1
Savings deposits	10,119	7,359	37.5
Certificates of deposit	22,591	18,558	21.7
Total interest expense on deposits	94,229	76,428	23.3
Federal Home Loan Bank borrowings	11,316	13,034	(13.2)
Other short-term borrowings	598	1,122	(46.7)
Subordinated debt and junior subordinated debt	4,080	4,129	(1.2)
Total interest expense	110,223	94,713	16.4
Net interest income	215,401	158,519	35.9
Provision for credit losses	(897)	68,883	(101.3)
Net interest income after provision for credit losses	216,298	89,636	141.3
Non-interest income
Trust fees	10,442	8,697	20.1
Service charges on deposits	10,961	8,587	27.6
Digital banking income	6,599	5,404	22.1
Net swap fee and valuation income	1,062	961	10.5
Net securities brokerage revenue	3,472	2,701	28.5
Bank-owned life insurance	3,811	3,428	11.2
Mortgage banking income	919	1,140	(19.4)
Net securities losses	(13)	(318)	95.9
Net gains / (losses) on other real estate owned and other assets	546	(40)	NM
Other income	4,032	4,105	(1.8)
Total non-interest income	41,831	34,665	20.7
Non-interest expense
Salaries and wages	63,964	48,577	31.7
Employee benefits	17,611	12,970	35.8
Net occupancy	8,529	7,778	9.7
Equipment and software	15,678	13,050	20.1
Marketing	1,526	2,382	(35.9)
FDIC insurance	4,784	4,187	14.3
Amortization of intangible assets	7,160	4,223	69.5
Restructuring and merger-related expense	3,713	20,010	(81.4)
Other operating expenses	23,740	20,789	14.2
Total non-interest expense	146,705	133,966	9.5
Income / (loss) before provision for income taxes	111,424	(9,665)	NM
Provision / (benefit) for income taxes	22,789	(673)	NM
Net Income / (loss)	88,635	(8,992)	NM
Preferred stock dividends	4,240	2,531	67.5
Net income /(loss) available to common shareholders	$84,395	$(11,523)	832.4

Taxable equivalent net interest income	$216,683	$159,723	35.7

Per common share data
Net income /(loss) per common share - basic	$0.88	$(0.15)	686.7
Net income /(loss) per common share - diluted	0.88	(0.15)	686.7
Adjusted net income per common share - diluted, excluding certain items (1)(2)	0.91	0.66	37.9
Dividends declared	0.38	0.37	2.7
Book value (period end)	40.01	38.02	5.2
Tangible book value (period end) (1)	22.45	20.06	11.9
Average common shares outstanding - basic	96,103,497	76,830,460	25.1
Average common shares outstanding - diluted	96,309,352	77,020,592	25.0
Period end common shares outstanding	96,134,158	95,672,204	0.5
Period end preferred shares outstanding	230,000	150,000	53.3

(1) See non-GAAP financial measures for additional information relating to the calculation of this item.
(2) Certain items excluded from the calculation consist of after-tax restructuring and merger-related expenses and the after-tax day one provision for credit losses on acquired loans.
NM - Not Meaningful

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, unless otherwise noted)

Selected ratios
	For the Three Months Ended
	March 31,
	2026	2025	% Change
Return on average assets	1.24%	(0.22)%	663.64%
Return on average assets, excluding certain items (1)	1.29	0.96	34.38
Return on average equity	8.38	(1.45)	677.93
Return on average equity, excluding certain items (1)	8.67	6.45	34.42
Return on average tangible equity (1)	15.25	(1.74)	976.44
Return on average tangible equity, excluding certain items (1)	15.74	11.61	35.57
Return on average tangible common equity (1)	16.82	(1.89)	989.95
Return on average tangible common equity, excluding certain items (1)	17.37	12.56	38.30
Yield on earning assets (2)	5.38	5.33	0.94
Cost of interest bearing liabilities	2.50	2.78	(10.07)
Net interest spread (2)	2.88	2.55	12.94
Net interest margin (2)	3.57	3.35	6.57
Efficiency (1) (2)	52.54	56.36	(6.78)
Average loans to average deposits	89.05	89.32	(0.30)
Annualized net loan charge-offs/average loans	0.16	0.08	100.00
Effective income tax rate	20.45	(6.96)	393.82

	For the Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2026	2025	2025	2025	2025
Return on average assets	1.24%	1.13%	1.17%	0.81%	(0.22)%
Return on average assets, excluding certain items (1)	1.29	1.17	1.30	1.28	0.96
Return on average equity	8.38	7.58	8.25	5.76	(1.45)
Return on average equity, excluding certain items (1)	8.67	7.85	9.16	9.17	6.45
Return on average tangible equity (1)	15.25	13.93	15.86	11.27	(1.74)
Return on average tangible equity, excluding certain items (1)	15.74	14.39	17.48	17.16	11.61
Return on average tangible common equity (1)	16.82	15.87	17.26	12.06	(1.89)
Return on average tangible common equity, excluding certain items (1)	17.37	16.39	19.03	18.36	12.56
Yield on earning assets (2)	5.38	5.51	5.58	5.56	5.33
Cost of interest bearing liabilities	2.50	2.62	2.79	2.69	2.78
Net interest spread (2)	2.88	2.88	2.79	2.87	2.55
Net interest margin (2)	3.57	3.61	3.53	3.59	3.35
Efficiency (1) (2)	52.54	51.62	52.13	52.30	56.36
Average loans to average deposits	89.05	88.78	89.41	89.47	89.32
Annualized net loan charge-offs and recoveries /average loans	0.16	0.06	0.19	0.09	0.08
Effective income tax rate	20.45	20.51	19.10	19.10	(6.96)
Trust and Investment Services assets under management (3)	$7,810	$7,886	$7,688	$7,205	$6,951
Broker-dealer securities account values (including annuities) (3)	$2,574	$2,481	$2,588	$2,554	$2,359

(1) Certain items excluded from the calculation can consist of after-tax restructuring and merger-related expenses and the after-tax day one provision for credit losses on acquired loans. See non-GAAP financial measures for additional information relating to the calculation of this item.

(2) The yield on earning assets, net interest margin, net interest spread and efficiency ratios are presented on a fully taxable-equivalent (FTE) and annualized basis. The FTE basis adjusts for the tax benefit of income on certain tax-exempt loans and investments. WesBanco believes this measure to be the preferred industry measurement of net interest income and provides a relevant comparison between taxable and non-taxable amounts.

(3) Represents market value at period end, in millions.

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, except shares)
					% Change
	March 31,			December 31,	March 31, 2026
Balance sheets	2026	2025	% Change	2025	to Dec. 31, 2025
Assets
Cash and due from banks	$214,453	$245,897	(12.8)	$204,860	4.7
Due from banks - interest bearing	745,957	845,818	(11.8)	751,249	(0.7)
Securities:
Equity securities, at fair value	30,256	28,217	7.2	30,809	(1.8)
Available-for-sale debt securities, at fair value	3,298,237	3,149,043	4.7	3,288,332	0.3
Held-to-maturity debt securities (fair values of $1,011,303, $1,002,796 and $1,035,957 respectively)	1,120,597	1,143,376	(2.0)	1,132,114	(1.0)
Allowance for credit losses - held-to-maturity debt securities	(151)	(137)	(10.2)	(168)	10.1
Net held-to-maturity debt securities	1,120,446	1,143,239	(2.0)	1,131,946	(1.0)
Total securities	4,448,939	4,320,499	3.0	4,451,087	(0.0)
Loans held for sale	59,281	243,281	(75.6)	87,454	(32.2)
Portfolio loans:
Commercial real estate	10,902,275	10,501,846	3.8	10,938,834	(0.3)
Commercial and industrial	2,785,440	2,781,728	0.1	2,863,893	(2.7)
Residential real estate	3,920,209	3,930,667	(0.3)	3,938,585	(0.5)
Home equity	1,149,878	1,020,929	12.6	1,129,394	1.8
Consumer	324,879	438,578	(25.9)	355,726	(8.7)
Total portfolio loans, net of unearned income	19,082,681	18,673,748	2.2	19,226,432	(0.7)
Allowance for credit losses - loans	(210,023)	(233,617)	10.1	(218,749)	4.0
Net portfolio loans	18,872,658	18,440,131	2.3	19,007,683	(0.7)
Premises and equipment, net	251,325	281,493	(10.7)	263,240	(4.5)
Accrued interest receivable	105,288	108,778	(3.2)	106,651	(1.3)
Goodwill and other intangible assets, net	1,716,225	1,754,703	(2.2)	1,723,385	(0.4)
Bank-owned life insurance	560,773	548,601	2.2	557,512	0.6
Other assets	507,556	623,182	(18.6)	543,212	(6.6)
Total Assets	$27,482,455	$27,412,383	0.3	$27,696,333	(0.8)
Liabilities
Deposits:
Non-interest bearing demand	$5,223,034	$5,318,619	(1.8)	$5,376,767	(2.9)
Interest bearing demand	5,505,382	5,000,881	10.1	5,186,880	6.1
Money market	4,904,510	4,875,384	0.6	5,072,039	(3.3)
Savings deposits	3,306,044	3,068,618	7.7	3,157,782	4.7
Certificates of deposit	2,729,304	3,028,893	(9.9)	2,875,372	(5.1)
Total deposits	21,668,274	21,292,395	1.8	21,668,840	(0.0)
Federal Home Loan Bank borrowings	975,000	1,476,511	(34.0)	1,200,000	(18.8)
Other short-term borrowings	114,068	147,804	(22.8)	110,679	3.1
Subordinated debt and junior subordinated debt	308,683	360,156	(14.3)	308,529	0.0
Total borrowings	1,397,751	1,984,471	(29.6)	1,619,208	(13.7)
Accrued interest payable	19,917	26,570	(25.0)	19,150	4.0
Other liabilities	325,905	327,368	(0.4)	357,222	(8.8)
Total Liabilities	23,411,847	23,630,804	(0.9)	23,664,420	(1.1)
Shareholders' Equity
Preferred stock, no par value; 1,000,000 shares authorized; 0, 150,000 and 0 shares 6.75% non-cumulative perpetual preferred stock, Series A, liquidation preference $150.0 million, issued and outstanding, respectively	-	144,484	(100.0)	-	(100.0)
Preferred stock, no par value; 1,000,000 shares authorized; 230,000 0 and 230,000 shares of 7.375% non-cumulative perpetual preferred stock, Series B, liquidation preference $230.0 million, issued and outstanding, respectively	224,187	-	100.0	224,187	-
Common stock, $2.0833 par value; 200,000,000, 200,000,000, and 200,000,000 shares authorized; 96,134,158, 95,672,204 and 96,067,559 shares issued; 96,134,158, 95,672,204 and 96,067,559 shares outstanding, respectively	200,276	199,313	0.5	200,137	0.1
Capital surplus	2,495,091	2,485,223	0.4	2,490,440	0.2
Retained earnings	1,300,628	1,145,396	13.6	1,252,765	3.8
Accumulated other comprehensive loss	(147,195)	(190,710)	22.8	(133,320)	(10.4)
Deferred benefits for directors	(2,379)	(2,127)	(11.8)	(2,296)	(3.6)
Total Shareholders' Equity	4,070,608	3,781,579	7.6	4,031,913	1.0
Total Liabilities and Shareholders' Equity	$27,482,455	$27,412,383	0.3	$27,696,333	(0.8)

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands)

	For the Three Months Ended March 31,
	2026		2025
Average balance sheet and	Average	Average	Average	Average
net interest margin analysis	Balance	Rate	Balance	Rate
Assets
Due from banks - interest bearing	$745,711	3.91%	$602,708	4.73%
Loans, net of unearned income (1)	19,188,906	5.94	14,720,749	6.02
Securities: (2)
Taxable	3,904,167	3.27	3,237,372	2.79
Tax-exempt (3)	739,469	3.35	733,105	3.17
Total securities	4,643,636	3.28	3,970,477	2.86
Other earning assets	62,274	7.69	61,393	6.69%
Total earning assets (3)	24,640,527	5.38%	19,355,327	5.33%
Other assets	2,890,093		2,303,025
Total Assets	$27,530,620		$21,658,352

Liabilities and Shareholders' Equity
Interest bearing demand deposits	$5,327,178	2.24%	$4,166,005	2.86%
Money market accounts	4,901,058	2.66	3,219,335	2.66
Savings deposits	3,237,453	1.27	2,605,145	1.15
Certificates of deposit	2,827,655	3.24	2,185,662	3.44
Total interest bearing deposits	16,293,344	2.35	12,176,147	2.55
Federal Home Loan Bank borrowings	1,155,278	3.97	1,168,981	4.52
Repurchase agreements	107,383	2.26	162,912	2.79
Subordinated debt and junior subordinated debt	308,585	5.36	305,309	5.48
Total interest bearing liabilities (4)	17,864,590	2.50%	13,813,349	2.78%
Non-interest bearing demand deposits	5,255,480		4,303,915
Other liabilities	323,933		322,449
Shareholders' equity	4,086,617		3,218,639
Total Liabilities and Shareholders' Equity	$27,530,620		$21,658,352
Taxable equivalent net interest spread		2.88%		2.55%
Taxable equivalent net interest margin		3.57%		3.35%

(1) Gross of allowance for credit losses, net of unearned income and includes non-accrual and loans held for sale. Loan fees included in interest income on loans were $1.8 million and $1.6 million for the three months ended March 31, 2026 and 2025, respectively. Additionally, loan accretion included in interest income on loans acquired from prior acquisitions was $13.3 million and $6.9 million for the three months ended March 31, 2026 and 2025, respectively.

(2) Average yields on available-for-sale securities are calculated based on amortized cost.
(3) Taxable equivalent basis is calculated on tax-exempt securities using a rate of 21% for each period presented.
(4) Accretion on interest bearing liabilities acquired from prior acquisitions was $0.3 million and $2.3 million for the three months ended March 31, 2026 and 2025, respectively.

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands, except shares and per share amounts)

	Quarter Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
Statement of Income	2026	2025	2025	2025	2025
Interest and dividend income
Loans, including fees	$280,989	$293,208	$295,482	$290,104	$218,409
Interest and dividends on securities:
Taxable	31,443	31,546	31,483	31,066	22,247
Tax-exempt	4,824	4,865	4,692	4,616	4,529
Total interest and dividends on securities	36,267	36,411	36,175	35,682	26,776
Other interest income	8,368	9,821	11,229	10,596	8,047
Total interest and dividend income	325,624	339,440	342,886	336,382	253,232
Interest expense
Interest bearing demand deposits	29,368	29,821	31,351	30,405	29,377
Money market deposits	32,151	36,166	38,249	36,287	21,134
Savings deposits	10,119	9,570	9,577	8,670	7,359
Certificates of deposit	22,591	24,235	23,554	21,442	18,558
Total interest expense on deposits	94,229	99,792	102,731	96,804	76,428
Federal Home Loan Bank borrowings	11,316	11,378	17,337	16,683	13,034
Other short-term borrowings	598	730	766	816	1,122
Subordinated debt and junior subordinated debt	4,080	5,243	5,336	5,310	4,129
Total interest expense	110,223	117,143	126,170	119,613	94,713
Net interest income	215,401	222,297	216,716	216,769	158,519
Provision for credit losses	(897)	3,059	2,082	3,218	68,883
Net interest income after provision for credit losses	216,298	219,238	214,634	213,551	89,636
Non-interest income
Trust fees	10,442	9,745	8,987	9,657	8,697
Service charges on deposits	10,961	11,159	11,163	10,484	8,587
Digital banking income	6,599	6,422	7,324	7,325	5,404
Net swap fee and valuation income	1,062	3,959	3,231	746	961
Net securities brokerage revenue	3,472	2,836	2,961	3,348	2,701
Bank-owned life insurance	3,811	4,458	3,765	3,450	3,428
Mortgage banking income	919	791	1,898	2,364	1,140
Net securities (losses) / gains	(13)	1,077	1,210	1,410	(318)
Net gains / (losses) other real estate owned and other assets	546	(824)	329	111	(40)
Other income	4,032	3,647	3,996	5,062	4,105
Total non-interest income	41,831	43,270	44,864	43,957	34,665
Non-interest expense
Salaries and wages	63,964	61,664	60,583	60,153	48,577
Employee benefits	17,611	17,148	18,040	18,857	12,970
Net occupancy	8,529	8,522	8,819	8,119	7,778
Equipment and software	15,678	16,110	16,310	17,140	13,050
Marketing	1,526	2,636	2,979	1,864	2,382
FDIC insurance	4,784	5,411	5,820	5,479	4,187
Amortization of intangible assets	7,160	7,217	8,425	9,204	4,223
Restructuring and merger-related expense	3,713	3,483	11,383	41,056	20,010
Other operating expenses	23,740	25,697	23,829	24,663	20,789
Total non-interest expense	146,705	147,888	156,188	186,535	133,966
Income / (loss) before provision for income taxes	111,424	114,620	103,310	70,973	(9,665)
Provision / (benefit) for income taxes	22,789	23,510	19,737	13,558	(673)
Net Income /(loss)	88,635	91,110	83,573	57,415	(8,992)
Preferred stock dividends	4,240	12,948	2,531	2,531	2,531
Net income / (loss) available to common shareholders	$84,395	$78,162	$81,042	$54,884	$(11,523)

Taxable equivalent net interest income	$216,683	$223,590	$217,963	$217,996	$159,723

Per common share data
Net income / (loss) per common share - basic	$0.88	$0.81	$0.84	$0.57	$(0.15)
Net income / (loss) per common share - diluted	0.88	0.81	0.84	0.57	(0.15)
Adjusted net income per common share - diluted, excluding certain items (1)(2)	0.91	0.84	0.94	0.91	0.66
Dividends declared	0.38	0.38	0.37	0.37	0.37
Book value (period end)	40.01	39.64	39.02	38.28	38.02
Tangible book value (period end) (1)	22.45	22.01	21.29	20.48	20.06
Average common shares outstanding - basic	96,103,497	96,053,336	95,995,174	95,744,980	76,830,460
Average common shares outstanding - diluted	96,309,352	96,226,845	96,116,617	95,808,310	77,020,592
Period end common shares outstanding	96,134,158	96,067,559	96,044,222	95,986,023	95,672,204
Period end preferred shares outstanding	230,000	230,000	380,000	150,000	150,000
Full time equivalent employees	2,973	3,030	3,064	3,253	3,205

(1) See non-GAAP financial measures for additional information relating to the calculation of this item.
(2) Certain items excluded from the calculation consist of after-tax restructuring and merger-related expenses and the after-tax day one provision for credit losses on acquired loans.

WESBANCO, INC.
Consolidated Selected Financial Highlights
(unaudited, dollars in thousands)
	Quarter Ended
	Mar. 31,		Dec. 31,		Sept. 30,		June 30,		Mar. 31,
Asset quality data	2026		2025		2025		2025		2025
Non-performing assets:
Total non-performing loans	$145,008		$91,584		$94,463		$84,319		$81,489
Other real estate and repossessed assets	1,323		907		997		958		1,854
Total non-performing assets	$146,331		$92,491		$95,460		$85,277		$83,343

Past due loans (1):
Loans past due 30-89 days	$89,877		$91,199		$80,333		$65,401		$69,755
Loans past due 90 days or more	16,210		37,783		19,430		20,890		10,734
Total past due loans	$106,087		$128,982		$99,763		$86,291		$80,489

Criticized and classified loans (2):
Criticized loans	$326,853		$413,068		$433,320		$531,415		$470,619
Classified loans	228,606		191,860		175,648		151,849		149,452
Total criticized and classified loans	$555,459		$604,928		$608,968		$683,264		$620,071

Loans past due 30-89 days / total portfolio loans	0.47%		0.47%		0.42%		0.35%		0.37%
Loans past due 90 days or more / total portfolio loans	0.08		0.20		0.10		0.11		0.06
Non-performing loans / total portfolio loans	0.76		0.48		0.50		0.45		0.44
Non-performing assets/total portfolio loans, other real estate and repossessed assets	0.77		0.48		0.50		0.45		0.45
Non-performing assets / total assets	0.53		0.33		0.35		0.31		0.30
Criticized and classified loans / total portfolio loans	2.91		3.15		3.22		3.63		3.32

Allowance for credit losses
Allowance for credit losses - loans	$210,023		$218,749		$217,666		$223,866		$233,617
Allowance for credit losses - loan commitments	7,212		6,950		7,628		6,168		6,459
Provision for credit losses	(897)		3,059		2,082		3,218		68,883
Net loan and deposit account overdraft charge-offs and recoveries	7,584		2,666		8,867		4,329		2,771
Annualized net loan charge-offs and recoveries / average loans	0.16%		0.06%		0.19%		0.09%		0.08%
Allowance for credit losses - loans / total portfolio loans	1.10%		1.14%		1.15%		1.19%		1.25%
Allowance for credit losses - loans / non-performing loans	1.45	x	2.39	x	2.30	x	2.65	x	2.87	x
Allowance for credit losses - loans / non-performing loans and loans past due	0.84	x	0.99	x	1.12	x	1.31	x	1.44	x

	Quarter Ended
	Mar. 31,		Dec. 31,		Sept. 30,		June 30,		Mar. 31,
	2026		2025		2025		2025		2025
Capital ratios
Tier I leverage capital	9.63%		9.42%		9.72%		8.66%		11.01%
Tier I risk-based capital	11.72		11.42		11.83		10.59		10.69
Total risk-based capital	14.19		13.92		14.58		13.40		13.59
Common equity tier 1 capital ratio (CET 1)	10.67		10.37		10.10		9.90		9.99
Average shareholders' equity to average assets	14.84		14.88		14.22		13.99		14.86
Tangible equity to tangible assets (3)	9.24		8.99		9.35		8.16		8.03
Tangible common equity to tangible assets (3)	8.37		8.13		7.92		7.60		7.47

(1) Excludes non-performing loans.
(2) Criticized and classified commercial loans include loans that are also reported as non-performing or past due.
(3) See non-GAAP financial measures for additional information relating to the calculation of this ratio.

NON-GAAP FINANCIAL MEASURES

The following non-GAAP financial measures used by WesBanco provide information useful to investors in understanding WesBanco’s operating performance and trends, and facilitate comparisons with the performance of WesBanco’s peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in WesBanco’s financial statements.

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(unaudited, dollars in thousands, except shares and per share amounts)	2026	2025	2025	2025	2025
Return on average assets, excluding certain items:
Net income / (loss) available to common shareholders	$84,395	$78,162	$81,042	$54,884	$(11,523)
Plus: after-tax restructuring and merger-related expenses (1)	2,933	2,752	8,993	32,434	15,808
Plus: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	46,926
Net income available to common shareholders, excluding certain items	87,328	80,914	90,035	87,318	51,211

Average total assets	$27,530,620	$27,481,963	$27,419,726	$27,304,700	$21,658,352

Return on average assets, excluding certain items (annualized) (2)	1.29%	1.17%	1.30%	1.28%	0.96%

Return on average equity, excluding certain items:
Net income / (loss) available to common shareholders	$84,395	$78,162	$81,042	$54,884	$(11,523)
Plus: after-tax restructuring and merger-related expenses (1)	2,933	2,752	8,993	32,434	15,808
Plus: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	46,926
Net income available to common shareholders excluding certain items	87,328	80,914	90,035	87,318	51,211

Average total shareholders' equity	4,086,617	4,088,456	3,898,142	3,819,513	3,218,639

Return on average equity, excluding certain items (annualized) (2)	8.67%	7.85%	9.16%	9.17%	6.45%

Return on average tangible equity:
Net income / (loss) available to common shareholders	$84,395	$78,162	$81,042	$54,884	$(11,523)
Plus: amortization of intangibles (1)	5,656	5,701	6,656	7,271	3,336
Net income / (loss) available to common shareholders before amortization of intangibles	90,051	83,863	87,698	62,155	(8,187)

Average total shareholders' equity	4,086,617	4,088,456	3,898,142	3,819,513	3,218,639
Less: average goodwill and other intangibles, net of def. tax liability	(1,691,156)	(1,700,188)	(1,704,105)	(1,608,358)	(1,312,855)
Average tangible equity	$2,395,461	$2,388,268	$2,194,037	$2,211,155	$1,905,784

Return on average tangible equity (annualized) (2)	15.25%	13.93%	15.86%	11.27%	-1.74%

Average tangible common equity	$2,171,274	$2,096,528	$2,015,329	$2,066,671	$1,761,300
Return on average tangible common equity (annualized) (2)	16.82%	15.87%	17.26%	12.06%	-1.89%

Return on average tangible equity, excluding certain items:
Net income / (loss) available to common shareholders	$84,395	$78,162	$81,042	$54,884	$(11,523)
Plus: after-tax restructuring and merger-related expenses (1)	2,933	2,752	8,993	32,434	15,808
Plus: amortization of intangibles (1)	5,656	5,701	6,656	7,271	3,336
Plus: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	46,926
Net income available to common shareholders before amortization of intangibles and excluding certain items	92,984	86,615	96,691	94,589	54,547
Average total shareholders' equity	4,086,617	4,088,456	3,898,142	3,819,513	3,218,639
Less: average goodwill and other intangibles, net of def. tax liability	(1,691,156)	(1,700,188)	(1,704,105)	(1,608,358)	(1,312,855)
Average tangible equity	$2,395,461	$2,388,268	$2,194,037	$2,211,155	$1,905,784

Return on average tangible equity, excluding certain items (annualized) (2)	15.74%	14.39%	17.48%	17.16%	11.61%

Average tangible common equity	$2,171,274	$2,096,528	$2,015,329	$2,066,671	$1,761,300
Return on average tangible common equity, excluding certain items (annualized) (2)	17.37%	16.39%	19.03%	18.36%	12.56%

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(unaudited, dollars in thousands, except shares and per share amounts)	2026	2025	2025	2025	2025

Efficiency ratio:
Non-interest expense	$146,705	$147,888	$156,188	$186,535	$133,966
Less: amortization of intangibles	(7,160)	(7,217)	(8,245)	(9,204)	(4,223)
Less: restructuring and merger-related expense	(3,713)	(3,483)	(11,383)	(41,056)	(20,010)
Non-interest expense excluding restructuring and merger-related expense	135,832	137,188	136,380	136,275	109,733

Net interest income on a fully taxable equivalent basis	216,683	223,590	217,963	217,996	159,723
Non-interest income, excluding net securities gains (losses)	41,844	42,193	43,654	42,547	34,983
Net interest income on a fully taxable equivalent basis plus non-interest income	$258,527	$265,783	$261,617	$260,543	$194,706
Efficiency ratio	52.54%	51.62%	52.13%	52.30%	56.36%

Adjusted net income available to common shareholders, excluding certain items:
Net income / (loss) available to common shareholders	$84,395	$78,162	$81,042	$54,884	$(11,523)
Add: after-tax restructuring and merger-related expenses (1)	2,933	2,752	8,993	32,434	15,808
Add: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	46,926
Adjusted net income available to common shareholders, excluding certain items:	$87,328	$80,914	$90,035	$87,318	$51,211

Adjusted net income per common share - diluted, excluding certain items:
Net income / (loss) per common share - diluted	$0.88	$0.81	$0.84	$0.57	$(0.15)
Add: after-tax restructuring and merger-related expenses per common share - diluted (1)	0.03	0.03	0.10	0.34	0.21
Add: after-tax day one provision for credit losses on acquired loans (1)	-	-	-	-	0.60
Adjusted net income per common share - diluted, excluding certain items:	$0.91	$0.84	$0.94	$0.91	$0.66

	Period End
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2026	2025	2025	2025	2025
Tangible book value per share:
Total shareholders' equity	$4,070,608	$4,031,913	$4,116,527	$3,819,220	$3,781,579
Less: goodwill and other intangible assets, net of def. tax liability	(1,688,098)	(1,693,755)	(1,702,916)	(1,709,001)	(1,718,048)
Less: preferred shareholder's equity	(224,187)	(224,187)	(368,867)	(144,484)	(144,484)
Tangible common equity	2,158,323	2,113,971	2,044,744	1,965,735	1,919,047

Common shares outstanding	96,134,158	96,067,559	96,044,222	95,986,023	95,672,204

Tangible book value per share	$22.45	$22.01	$21.29	$20.48	$20.06

Tangible common equity to tangible assets:
Total shareholders' equity	$4,070,608	$4,031,913	$4,116,527	$3,819,220	$3,781,579
Less: goodwill and other intangible assets, net of def. tax liability	(1,688,098)	(1,693,755)	(1,702,916)	(1,709,001)	(1,718,048)
Tangible equity	2,382,510	2,338,158	2,413,611	2,110,219	2,063,531
Less: preferred shareholders' equity	(224,187)	(224,187)	(368,867)	(144,484)	(144,484)
Tangible common equity	2,158,323	2,113,971	2,044,744	1,965,735	1,919,047

Total assets	27,482,455	27,696,333	27,518,042	27,571,576	27,412,383
Less: goodwill and other intangible assets, net of def. tax liability	(1,688,098)	(1,693,755)	(1,702,916)	(1,709,001)	(1,718,048)
Tangible assets	$25,794,357	$26,002,578	$25,815,126	$25,862,575	$25,694,335

Tangible equity to tangible assets	9.24%	8.99%	9.35%	8.16%	8.03%

Tangible common equity to tangible assets	8.37%	8.13%	7.92%	7.60%	7.47%

(1) Tax effected at 21% for all periods presented.
(2) The ratios are annualized by utilizing actual number of days in the quarter versus the year.

ADDITIONAL NON-GAAP FINANCIAL MEASURES

The following non-GAAP financial measures used by WesBanco provide information useful to investors in understanding WesBanco’s operating performance and trends, and facilitate comparisons with the performance of WesBanco’s peers. The following tables summarize the non-GAAP financial measures derived from amounts reported in WesBanco’s financial statements.

	Three Months Ended
	Mar. 31,	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
(unaudited, dollars in thousands, except shares and per share amounts)	2026	2025	2025	2025	2025
Pre-tax, pre-provision income:
Income / (loss) before provision / (benefit) for income taxes	$111,424	$114,620	$103,310	$70,973	$(9,665)
Add: provision for credit losses	(897)	3,059	2,082	3,218	68,883
Pre-tax, pre-provision income	$110,527	$117,679	$105,392	$74,191	$59,218

Pre-tax, pre-provision income, excluding restructuring and merger-related expenses:
Income / (loss) before provision / (benefit) for income taxes	$111,424	$114,620	$103,310	$70,973	$(9,665)
Add: provision for credit losses	(897)	3,059	2,082	3,218	68,883
Add: restructuring and merger-related expenses	3,713	3,483	11,383	41,056	20,010
Pre-tax, pre-provision income, excluding restructuring and merger-related expenses	$114,240	$121,162	$116,775	$115,247	$79,228

Pre-tax, pre-provision return on average assets, excluding restructuring and merger-related expenses:
Income / (loss) before provision / (benefit) for income taxes	$111,424	$114,620	$103,310	$70,973	$(9,665)
Add: provision for credit losses	(897)	3,059	2,082	3,218	68,883
Add: restructuring and merger-related expenses	3,713	3,483	11,383	41,056	20,010
Pre-tax, pre-provision income, excluding restructuring and merger-related expenses	114,240	121,162	116,775	115,247	79,228

Average total assets	$27,530,620	$27,481,963	$27,419,726	$27,304,700	$21,658,352

Pre-tax, pre-provision return on average assets, excluding restructuring and merger-related expenses (annualized) (2)	1.68%	1.75%	1.69%	1.69%	1.48%

Pre-tax, pre-provision return on average equity, excluding restructuring and merger-related expenses:
Income / (loss) before provision / (benefit) for income taxes	$111,424	$114,620	$103,310	$70,973	$(9,665)
Add: provision for credit losses	(897)	3,059	2,082	3,218	68,883
Add: restructuring and merger-related expenses	3,713	3,483	11,383	41,056	20,010
Pre-tax, pre-provision income, excluding restructuring and merger-related expenses	114,240	121,162	116,775	115,247	79,228

Average total shareholders' equity	$4,086,617	$4,088,456	$3,898,142	$3,819,513	$3,218,639

Pre-tax, pre-provision return on average equity, excluding restructuring and merger-related expenses (annualized) (2)	11.34%	11.76%	11.88%	12.10%	9.98%

Pre-tax, pre-provision return on average tangible equity, excluding certain items (1):
Income / (loss) before provision / (benefit) for income taxes	$111,424	$114,620	$103,310	$70,973	$(9,665)
Add: provision for credit losses	(897)	3,059	2,082	3,218	68,883
Add: amortization of intangibles	7,160	7,217	8,425	9,204	4,223
Add: restructuring and merger-related expenses	3,713	3,483	11,383	41,056	20,010
Pre-tax, pre-provision income before restructuring and merger-related expenses and amortization of intangibles	121,400	128,379	125,200	124,451	83,451

Average total shareholders' equity	4,086,617	4,088,456	3,898,142	3,819,513	3,218,639
Less: average goodwill and other intangibles, net of def. tax liability	(1,691,156)	(1,700,188)	(1,704,105)	(1,608,358)	(1,312,855)
Average tangible equity	$2,395,461	$2,388,268	$2,194,037	$2,211,155	$1,905,784

Pre-tax, pre-provision return on average tangible equity, excluding certain items (annualized) (1) (2)	20.55%	21.33%	22.64%	22.58%	17.76%

Average tangible common equity	$2,171,274	$2,096,528	$2,015,329	$2,066,671	$1,761,300
Pre-tax, pre-provision return on average tangible common equity, excluding certain items (annualized) (1) (2)	22.68%	24.29%	24.65%	24.15%	19.22%

(1) Certain items excluded from the calculations consist of credit provisions, tax provisions and restructuring and merger-related expenses.
(2) The ratios are annualized by utilizing actual numbers of days in the quarter versus the year.